Cash, Cash Equivalents and Restricted Cash (Details) - Schedule of reconciliation of cash, cash equivalents and restricted cash - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule of reconciliation of cash, cash equivalents and restricted cash [Abstract]
Cash and cash equivalents	$ 213,468	$ 8,072
Restricted bank deposit	316	145
Total cash, cash equivalents and restricted cash shown in the statement of cash flows	$ 213,784	$ 8,217	$ 5	$ 65